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                                                                     EXHIBIT 2.2



                                FIRST AMENDMENT
                                       TO
                               EXCHANGE AGREEMENT


         This First Amendment to Exchange Agreement dated as of August 20, 1996, (the "First Amendment") is entered into by and among Presidio Oil Company, a Delaware corporation, Presidio Exploration, Inc., a Colorado corporation, Presidio West Virginia, a Delaware corporation, Palisade Oil, Inc., a Colorado corporation, and Tom Brown, Inc., a Delaware corporation.

                                   RECITALS:

         A. The parties hereto have previously entered into that certain Exchange Agreement dated August 5, 1996 (the "Exchange Agreement").

         B. The parties hereto desire to amend and correct certain provisions of the Exchange Agreement as provided in this First Amendment.

         Now, therefore, for and in consideration of the mutual covenants and agreements set forth in this First Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Correction to Section 4.5(a). In order to correct a clerical mistake, the phrase "August 1, 1996" is hereby deleted from Section 4.5(a) of the Exchange Agreement and is hereby replaced with the phrase "August 6, 1996".

         2. Amendment to Section 9.1(c). Clause (vi) of Section 9.1(c) of the Exchange Agreement is hereby deleted in its entirety and is hereby replaced with the following:

                 (vi) The Initial Order (A) shall not have been entered on or before August 30, 1996 and (B) shall not have become a Final Order on or before September 17, 1996;

         3. Definitions. Defined terms used herein but which are not expressly defined herein, shall have the meaning given such terms in the Exchange Agreement.

         4. Amendment. This First Amendment constitutes an amendment to the Exchange Agreement pursuant to Section 10.7 of the Exchange Agreement. Except as expressly amended by this First Amendment, each and every provision of the Exchange Agreement remains in full force and effect in accordance with the terms thereof and, by reference, the terms and provisions of the Exchange Agreement are incorporated herein and made a part hereof.


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         5.      Effective Date.  The terms and provisions of this First
Amendment shall be effective as of August 5, 1996.

         IN WITNESS WHEREOF, this First Amendment has been signed by each of the parties hereto, all as of August 20, 1996.


                              PRESIDIO OIL COMPANY

                              By:      /s/ Robert L. Smith
                                 ----------------------------------------------
                              Name:        Robert L. Smith
                                   --------------------------------------------
                              Title:   President and Chief Operating Officer
                                    -------------------------------------------


                              PRESIDIO EXPLORATION, INC.

                              By:      /s/ Robert L. Smith
                                 ----------------------------------------------
                              Name:        Robert L. Smith
                                   --------------------------------------------
                              Title:   President and Chief Operating Officer
                                    -------------------------------------------


                              PRESIDIO WEST VIRGINIA, INC.

                              By:      /s/ Robert L. Smith
                                 ----------------------------------------------
                              Name:        Robert L. Smith
                                   --------------------------------------------
                              Title:   President and Chief Operating Officer
                                    -------------------------------------------


                              PALISADE OIL, INC.

                              By:      /s/ Robert L. Smith
                                 ----------------------------------------------
                              Name:        Robert L. Smith
                                   --------------------------------------------
                              Title:   President and Chief Operating Officer
                                    -------------------------------------------


                              TOM BROWN, INC.

                              By:      /s/ W. R. Granberry
                                 ----------------------------------------------
                              Name:        W. R. Granberry
                                   --------------------------------------------
                              Title:   President
                                    -------------------------------------------


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